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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 2000
                                                         ----------------

                               Whittman-Hart, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-28166                36-3797833
----------------------------           ------------         ------------------
(State or Other Jurisdiction           (Commission               (IRS Employer
     of incorporation)                 File Number)         Identification No.)


311 South Wacker Drive, Suite 3500, Chicago, Illinois            60606-6618
-----------------------------------------------------            ----------
     (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code (312) 922-9200
                                                         --------------


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ITEM 5.    OTHER EVENTS.

On December 12, 1999, Whittman-Hart entered into an Agreement and Plan of
Merger by and among Whittman-Hart, UniWhale, Inc., a wholly owned subsidiary of Whittman-Hart, and USWeb Corporation, pursuant to which UniWhale, Inc.
will merge with and into USWeb Corporation and USWeb Corporation will become a wholly owned subsidiary of Whittman-Hart. The financial statements of USWeb
Corporation are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

           99.1        Audited consolidated financial statements of USWeb
                       Corporation as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998 and unaudited condensed consolidated financial statements of USWeb Corporation as of September 30, 1999 and for the nine-month periods ended September 30, 1998 and 1999.


                                        2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WHITTMAN-HART, INC.

Dated: January 28, 2000                  By:   /s/   Bert Young
                                               -------------------------------
                                                     Bert Young
                                                     Chief Financial Officer


                                        3
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                                  EXHIBIT INDEX

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
EXHIBIT NO.      EXHIBIT
-----------      -------

99.1             Audited consolidated financial statements of USWeb
                 Corporation as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998 and unaudited condensed consolidated financial statements of USWeb
                 Corporation as of September 30, 1999 and for the nine-month periods ended September 30, 1998 and 1999.
